UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5484

Zenix Income Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

C/o Citigroup Asset Management

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: March 31

Date of reporting period: September 30, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

EXPERIENCE

SEMI-ANNUAL

REPORT

SEPTEMBER 30, 2005

Zenix Income Fund Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Zenix Income Fund Inc.

Semi-Annual Report  •  September 30, 2005

What’s

Inside

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

There was no shortage of potential threats to the U.S. economy during the reporting period. These included record high oil prices, rising short-term interest rates, the devastation inflicted by Hurricanes Katrina and Rita, geopolitical issues, and falling consumer confidence. However, the economy proved to be surprisingly resilient. First quarter 2005 gross domestic product (“GDP”)i growth was 3.8% and second quarter GDP growth was 3.3%, another solid advance. This marked nine consecutive quarters in which GDP grew 3.0% or more.

The Federal Reserve Board (“Fed”)ii continued to raise interest rates in an attempt to ward off inflation. After raising rates seven times from June 2004 through March 2005, the Fed increased its target for the federal funds rateiii in 0.25% increments four additional times over the period. All told, the Fed’s 11 rate hikes have brought the target for the federal funds rate from 1.00% to 3.75%. This also represents the longest sustained Fed tightening cycle since 1977-1979. Following the end of the Fund’s reporting period, at its November meeting, the Fed once again raised the target rate by 0.25% to 4.00%.

During much of the reporting period, the fixed income market confounded investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. When the period began, the federal funds target rate was 2.75% and the yield on the 10-year Treasury was 4.46%. When the reporting period ended, the federal funds rate rose to 3.75% and the 10-year yield was 4.29%. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Indexiv, returned 2.31%.

The high yield market experienced periods of extreme volatility during the reporting period. High yield bonds fell

Zenix Income Fund Inc. 2005 Semi-Annual Report         1

sharply in the spring as investors became concerned over the bond downgrades for General Motors and Ford Motor Company. However, the high yield market then rallied as the uncertainty surrounding the downgrades lifted and investors searched for incremental yield. Over the six-month period, the Citigroup High Yield Market Indexv returned 2.34%.

During the six-month period, emerging markets debt, as represented by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 10.10%. Strong country fundamentals and market technicals outweighed the downward pressure exerted throughout the period by Fed tightening. In addition, continued strength in commodity prices, including metals, agriculture, and oil, supported many emerging market countries.

For the six months ended September 30, 2005, the Zenix Income Fund Inc. returned 2.99%, based on its New York Stock Exchange (“NYSE”) market price and 4.94% based on its net asset value (“NAV”)vii per share. In comparison, the Fund’s unmanaged benchmark, the Citigroup High Yield Market Index, returned 2.34% for the same time frame. The Lipper High Current Yield (Leveraged) Closed-End Funds Category Averageviii increased 3.23%. Please note that Lipper performance returns are based on each fund’s NAV per share.

During this six-month period, the Fund made distributions to shareholders totaling $0.1587 per share, (which may have included a return of capital). The performance table shows the Fund’s 30-day SEC yield as well as its six-month total return

Fund Performance as of September 30, 2005 (unaudited)

Price Per Share	30-Day SEC Yield	Six-Month Total Return
$3.02 (NAV)	11.66%	4.94%

$3.15 (Market Price)	11.17%	2.99%

All figures represent past performance and are not a guarantee of future results. The Fund’s yields will vary.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares. The “SEC yield” is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the Fund’s filings with the SEC. The yield figure reflects the income dividends and interest earned during the period after deduction of the Fund’s expenses for the period. These yields are as of September 30, 2005 and are subject to change.

2         Zenix Income Fund Inc. 2005 Semi-Annual Report

based on its NAV and market price as of September 30, 2005. Past performance is no guarantee of future results. The Fund’s yields will vary.

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, Smith Barney Fund Management LLC (the “Adviser”), currently an indirect wholly- owned subsidiary of Citigroup, would become an indirect wholly-owned subsidiary of Legg Mason. The Adviser is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed before the end of this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment advisory contract between the Fund and the Adviser. Therefore the Fund’s Board of Directors has approved a new investment advisory contract between the Fund and the Adviser, to become effective upon the closing of the sale to Legg Mason. The new investment advisory contract has been presented to shareholders for their approval.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. While these issues do not directly affect your Fund, the Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Zenix Income Fund Inc. 2005 Semi-Annual Report         3

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

Looking for Additional Information?

The Fund is traded under the symbol “ZIF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol XZIFX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.citigroupam.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-735-6507, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current net asset value, market price, and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 1, 2005

4         Zenix Income Fund Inc. 2005 Semi-Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund invests in high-yield bonds, which are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of these issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. In addition, it may invest in foreign securities, which are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi	JPMorgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii	NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended September 30, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 27 funds in the Fund’s Lipper category, and excluding sales charges.

Zenix Income Fund Inc. 2005 Semi-Annual Report         5

Take Advantage of the Fund’s Dividend Reinvestment Plan!

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan (“Plan”), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, your dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund.

The number of shares of common stock of the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value per share (“NAV”) on the determination date, you will be issued shares by the Fund at a price reflecting 98% of the NAV, or 95% of the market price, whichever is greater.

If the market price is less than 98% of the NAV at the time of valuation (the close of business on the determination date), PFPC Inc. (“Plan Agent”) will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of 98% of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 43. To find out more detailed information about the Plan and about how you can participate, please call PFPC Inc. at 1 (800) 331-1710.

6         Zenix Income Fund Inc. 2005 Semi-Annual Report

Fund at a Glance (unaudited)

Zenix Income Fund Inc. 2005 Semi-Annual Report         7

Schedule of Investments (September 30, 2005) (unaudited)

ZENIX INCOME FUND INC.

Face Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 90.7%
Advertising — 0.1%
$100,000	CCC	Vertis Inc., Senior Second Lien Secured Notes, 9.750% due 4/1/09	$103,750

Aerospace/Defense — 0.1%
100,000	BB-	Sequa Corp., Senior Notes, 9.000% due 8/1/09	106,500

Airlines — 1.1%
		Continental Airlines Inc., Pass-Through Certificates:
76,917	B+	Series 2000-2, Class C, 8.312% due 4/2/11	66,271
420,000	B	Series 2001-2, Class D, 7.568% due 12/1/06	390,156
		United Airlines Inc., Pass-Through Certificates:
167,472	Ca(a)	Series 2000-1, Class B, 8.030% due 7/1/11 (b)	105,612
397,660	Caa1(a)	Series 2000-2, Class B, 7.811% due 10/1/09 (b)	290,457
185,000	Ca(a)	Series 2001-1, Class C, 6.831% due 9/1/08 (b)	113,428

		Total Airlines	965,924

Apparel — 0.6%
		Levi Strauss & Co., Senior Notes:
100,000	B-	8.804% due 4/1/12 (c)	100,250
155,000	B-	12.250% due 12/15/12	172,050
250,000	B-	9.750% due 1/15/15	256,250

		Total Apparel	528,550

Auto Manufacturers — 2.8%
		Ford Motor Co.:
		Debentures:
100,000	BB+	6.625% due 10/1/28	72,750
100,000	BB+	8.900% due 1/15/32	84,750
1,450,000	BB+	Notes, 7.450% due 7/16/31	1,138,250
		General Motors Corp.:
		Senior Debentures:
250,000	BB	8.250% due 7/15/23	195,625
925,000	BB	8.375% due 7/15/33	726,125
350,000	BB	Senior Notes, 7.125% due 7/15/13	300,125

		Total Auto Manufacturers	2,517,625

Auto Parts & Equipment — 0.9%
120,000	B	Arvin Capital I, Capital Securities, 9.500% due 2/1/27	121,800
340,000	BB+	Dana Corp., Notes, 6.500% due 3/1/09	312,014
75,000	CC	Delphi Corp., Notes, 6.500% due 8/15/13	50,625
100,000	B-	Rexnord Corp., Senior Subordinated Notes, 10.125% due 12/15/12	110,000
150,000	B-	Tenneco Automotive Inc., Senior Secured Notes, Series B, 10.250% due 7/15/13	168,375
49,000	BB-	TRW Automotive Inc., Senior Subordinated Notes, 11.000% due 2/15/13	55,492

		Total Auto Parts & Equipment	818,306

See Notes to Financial Statements.

8         Zenix Income Fund Inc. 2005 Semi-Annual Report

Schedule of Investments (September 30, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Beverages — 0.2%
$155,000	B+	Cott Beverages USA Inc., Senior Subordinated Notes, 8.000% due 12/15/11	$159,650

Building Materials — 1.0%
		Associated Materials Inc.:
700,000	CCC+	Senior Discount Notes, step bond to yield 11.239% due 3/1/14	353,500
75,000	CCC+	Senior Subordinated Notes, 9.750% due 4/15/12	72,938
300,000	B-	Goodman Global Holding Co. Inc., Senior Notes, 6.410% due 6/15/12 (c) (d)	294,750
250,000	CCC+	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	231,250

		Total Building Materials	952,438

Chemicals — 4.7%
195,000	BB-	Airgas Inc., Senior Subordinated Notes, 9.125% due 10/1/11	210,600
275,000	B-	Borden U.S. Finance Corp./Nova Scotia Finance ULC, Second Priority Senior Secured Notes, 9.000% due 7/15/14 (d)	280,500
400,000	BB-	Equistar Chemicals LP/Equistar Funding Corp., Senior Notes, 10.625% due 5/1/11	438,000
200,000	B	Huntsman Advanced Materials LLC, Senior Secured Notes, 11.000% due 7/15/10	225,000
155,000	B	Huntsman International LLC, Senior Notes, 9.875% due 3/1/09	164,494
315,000	BB-	ISP Chemco Inc., Senior Subordinated Notes, Series B, 10.250% due 7/1/11	341,381
300,000	B+	ISP Holdings Inc., Senior Secured Notes, Series B, 10.625% due 12/15/09	318,750
415,000	BB-	Lyondell Chemical Co., Senior Secured Notes, 11.125% due 7/15/12	464,800
125,000	BBB-	Methanex Corp., Senior Notes, 8.750% due 8/15/12	143,281
400,000	B-	Nalco Co., Senior Subordinated Notes, 8.875% due 11/15/13	412,500
105,000	B-	OM Group Inc., Senior Subordinated Notes, 9.250% due 12/15/11	107,363
350,000	B-	Resolution Performance Products Inc., Senior Subordinated Notes, 13.500% due 11/15/10	373,625
75,000	B-	Resolution Performance Products LLC/RPP Capital Corp., Senior Secured Notes, 9.500% due 4/15/10	77,813
		Rhodia SA:
125,000	CCC+	Senior Notes, 10.250% due 6/1/10	132,812
475,000	CCC+	Senior Subordinated Notes, 8.875% due 6/1/11	451,250
163,000	BB-	Westlake Chemical Corp., Senior Notes, 8.750% due 7/15/11	176,447

		Total Chemicals	4,318,616

Coal — 0.3%
230,000	BB	Luscar Coal Ltd., Senior Notes, 9.750% due 10/15/11	249,550

Commercial Services — 2.8%
400,000	B-	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	399,000
275,000	CCC+	Brand Services Inc., Senior Notes, 12.000% due 10/15/12	292,875
		Cenveo Corp.:
215,000	B+	Senior Notes, 9.625% due 3/15/12	231,662
200,000	B-	Senior Subordinated Notes, 7.875% due 12/1/13	194,000

See Notes to Financial Statements.

Zenix Income Fund Inc. 2005 Semi-Annual Report         9

Schedule of Investments (September 30, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Commercial Services — 2.8% (continued)
		Iron Mountain Inc., Senior Subordinated Notes:
$100,000	B	8.625% due 4/1/13	$105,250
325,000	B	7.750% due 1/15/15	331,500
75,000	B+	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due 12/15/12 (d)	84,563
		Service Corp. International:
220,000	BB	Debentures, 7.875% due 2/1/13	234,300
635,000	BB	Senior Notes, 6.500% due 3/15/08	647,700

		Total Commercial Services	2,520,850

Computers — 0.1%
125,000	B-	SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13 (d)	130,156

Containers & Packaging — 0.4%
375,000	B-	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	378,750

Cosmetics/Personal Care — 0.1%
100,000	Caa1(a)	Del Laboratories Inc., Senior Subordinated Notes, 8.000% due 2/1/12	82,750

Diversified Financial Services — 3.8%
390,000	CCC+	Alamosa Delaware Inc., Senior Notes, 11.000% due 7/31/10	441,675
293,000	B-	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	327,427
75,000	BB-	Case Credit Corp., Notes, 6.750% due 10/21/07	76,125
		Ford Motor Credit Co.:
		Notes:
250,000	BB+	7.875% due 6/15/10	243,511
150,000	BB+	7.000% due 10/1/13	139,310
450,000	BB+	Senior Notes, 7.250% due 10/25/11	427,644
		General Motors Acceptance Corp.:
725,000	BB	Bonds, 8.000% due 11/1/31	634,629
		Notes:
50,000	BB	7.250% due 3/2/11	46,545
225,000	BB	6.875% due 8/28/12	201,632
525,000	BB	6.750% due 12/1/14	457,412
400,000	B-	Global Cash Access LLC/Global Cash Finance Corp., Senior Subordinated Notes, 8.750% due 3/15/12	432,000

		Total Diversified Financial Services	3,427,910

Electric — 5.8%
		AES Corp., Senior Notes:
690,000	B-	9.500% due 6/1/09	755,550
25,000	B-	7.750% due 3/1/14	26,625
105,000	BB+	Avista Corp., Senior Notes, 9.750% due 6/1/08	116,569
		Calpine Corp.:
760,000	B-	Second Priority Senior Secured Notes, 8.500% due 7/15/10 (d)	547,200
15,000	CCC	Senior Notes, 8.625% due 8/15/10	7,950
220,000	B-	Senior Secured Notes, 8.750% due 7/15/13 (d)	156,750

See Notes to Financial Statements.

10         Zenix Income Fund Inc. 2005 Semi-Annual Report

Schedule of Investments (September 30, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Electric — 5.8% (continued)
		Edison Mission Energy, Senior Notes:
$435,000	B+	10.000% due 8/15/08	$483,938
125,000	B+	7.730% due 6/15/09	132,500
375,000	B+	9.875% due 4/15/11	446,250
566,000	BB	NRG Energy Inc., Second Priority Senior Secured Notes, 8.000% due 12/15/13	605,620
395,000	B	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	477,950
		Reliant Energy Inc., Senior Secured Notes:
500,000	B+	9.250% due 7/15/10	545,000
475,000	B+	9.500% due 7/15/13	527,250
400,000	B	Texas Genco LLC/Texas Genco Financing Corp., Senior Notes, 6.875% due 12/15/14 (d)	409,000

		Total Electric	5,238,152

Electronics — 0.7%
175,000	CCC-	Muzak LLC/Muzak Finance Corp., Senior Notes, 10.000% due 2/15/09	147,000
440,000	BBB-	Thomas & Betts Corp., Medium-Term Notes, 6.625% due 5/7/08	455,171

		Total Electronics	602,171

Entertainment — 2.6%
625,000	B-	Cinemark Inc., Senior Discount Notes, step bond to yield 9.386% due 3/15/14	440,625
		Herbst Gaming Inc., Senior Subordinated Notes:
425,000	B-	8.125% due 6/1/12	446,250
50,000	B-	7.000% due 11/15/14	50,188
450,000	B	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14	433,687
50,000	CCC+	Loews Cineplex Entertainment Corp., 9.000% due 8/1/14	48,875
250,000	B+	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	256,250
450,000	B-	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12	452,250
		Six Flags Inc., Senior Notes:
175,000	CCC	9.750% due 4/15/13	173,250
100,000	CCC	9.625% due 6/1/14	99,000

		Total Entertainment	2,400,375

Environmental Control — 1.4%
375,000	B	Aleris International Inc., Series B, Senior Secured Notes, 10.375% due 10/15/10	415,313
		Allied Waste North America Inc.:
		Senior Notes:
25,000	BB-	7.250% due 3/15/15 (d)	24,750
50,000	BB-	Senior Secured Notes, Series B, 9.250% due 9/1/12	54,375
		Series B:
455,000	BB-	8.500% due 12/1/08	476,612
325,000	B+	7.375% due 4/15/14	307,125

		Total Environmental Control	1,278,175

See Notes to Financial Statements.

Zenix Income Fund Inc. 2005 Semi-Annual Report         11

Schedule of Investments (September 30, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Food — 2.0%
$75,000	BB	Ahold Finance USA Inc., Notes, 8.250% due 7/15/10	$82,125
349,427	BB+	Ahold Lease USA Inc., Pass-Through Certificates, Series 2001 A-1, 7.820% due 1/2/20	379,347
195,000	BB-	Dean Foods Co., Senior Notes, 6.900% due 10/15/17	201,825
200,000	B	Del Monte Corp., Senior Subordinated Notes, 8.625% due 12/15/12	216,000
455,000	CCC+	Doane Pet Care Co., Senior Subordinated Notes, 9.750% due 5/15/07	455,000
475,000	B-	Pinnacle Foods Holding Corp., Senior Subordinated Notes, 8.250% due 12/1/13	451,250

		Total Food	1,785,547

Forest Products & Paper — 3.3%
400,000	BB-	Abitibi-Consolidated Inc., Debentures, 8.850% due 8/1/30	362,000
425,000	B+	Appleton Papers Inc., Senior Subordinated Notes, Series B, 9.750% due 6/15/14	410,125
225,000	B-	Blue Ridge Paper Products Inc., Secured Notes, 9.500% due 12/15/08	211,500
400,000	BB	Bowater Inc., Debentures, 9.500% due 10/15/12	432,000
555,000	B	Buckeye Technologies Inc., Senior Subordinated Notes, 8.000% due 10/15/10	530,025
200,000	BB+	Domtar Inc., Notes, 7.125% due 8/15/15	184,374
450,000	B-	Newark Group Inc., Senior Subordinated Notes, 9.750% due 3/15/14	402,750
440,000	BB-	Norske Skog Canada Ltd., Senior Notes, Series D, 8.625% due 6/15/11	444,400

		Total Forest Products & Paper	2,977,174

Health Care Products — 0.5%
425,000	B-	Accellent Corp., Senior Subordinated Notes, Series B, 10.000% due 7/15/12	463,250

Health Care Services — 2.9%
400,000	B-	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	418,000
200,000	B	DaVita Inc., Senior Notes, 6.625% due 3/15/13	203,500
		Extendicare Health Services Inc.:
120,000	B	Senior Notes, 9.500% due 7/1/10	128,400
300,000	B-	Senior Subordinated Notes, 6.875% due 5/1/14	297,000
200,000	BB+	HCA Inc., Senior Notes, 6.375% due 1/15/15	198,870
450,000	B-	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	469,125
225,000	CCC+	InSight Health Services Corp., Senior Subordinated Notes, Series B, 9.875% due 11/1/11	182,813
750,000	B	Tenet Healthcare Corp., Senior Notes, 7.375% due 2/1/13	714,375

		Total Health Care Services	2,612,083

Holding Companies – Diversified — 0.2%
175,000	B-	Nell AF SARL, Senior Notes, 8.375% due 8/15/15 (d)	171,938

Home Builders — 1.4%
		D.R. Horton Inc.:
285,000	BB+	Senior Notes, 8.000% due 2/1/09	307,052
160,000	BB-	Senior Subordinated Notes, 9.375% due 3/15/11	170,377

See Notes to Financial Statements.

12         Zenix Income Fund Inc. 2005 Semi-Annual Report

Schedule of Investments (September 30, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Home Builders — 1.4% (continued)
$235,000	BB-	KB HOME, Senior Subordinated Notes, 9.500% due 2/15/11	$249,905
335,000	BB-	Schuler Homes Inc., Senior Subordinated Notes, 10.500% due 7/15/11	363,475
155,000	B+	Standard Pacific Corp., Senior Subordinated Notes, 9.250% due 4/15/12	166,625

		Total Home Builders	1,257,434

Home Furnishings — 0.4%
400,000	B-	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	404,000

Household Durables — 0.3%
335,000	CC	Home Interiors & Gifts Inc., Senior Subordinated Notes, 10.125% due 6/1/08	242,875

Household Products/Wares — 0.5%
400,000	B	Playtex Products Inc., Senior Secured Notes, 8.000% due 3/1/11	421,000

Insurance — 0.5%
405,000	BB	Markel Capital Trust I, Capital Securities, Series B, 8.710% due 1/1/46	431,926

Leisure Time — 0.5%
300,000	CCC-	Icon Health & Fitness Inc., Senior Subordinated Notes, 11.250% due 4/1/12	240,000
250,000	B-	Riddell Bell Holdings Inc., Senior Subordinated Notes, 8.375% due 10/1/12	247,500

		Total Leisure Time	487,500

Machinery — 0.1%
88,000	B-	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.375% due 11/1/14 (d)	91,740

Machinery – Diversified — 0.2%
25,000	BB-	Case New Holland Inc., Senior Notes, 9.250% due 8/1/11	26,563
120,000	B+	NMHG Holding Co., Senior Notes, 10.000% due 5/15/09	129,000

		Total Machinery – Diversified	155,563

Media — 8.8%
437,746	B-	CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12	466,747
		CCH I Holdings LLC, Senior Accreting Notes:
490,000	CCC-	step bond to yield 17.231% due 1/15/14 (d)	406,700
320,000	CCC-	step bond to yield 16.292% due 5/15/14 (d)	230,400
1,228,656	CCC-	CCH I LLC, Senior Secured Notes, 11.000% due 10/1/15 (d)	1,204,083
		CSC Holdings Inc.:
425,000	BB-	Senior Debentures, 7.625% due 7/15/18	399,500
175,000	BB-	Senior Notes, 7.875% due 12/15/07	180,688
		Senior Notes, Series B:
225,000	BB-	8.125% due 7/15/09	227,813
125,000	BB-	7.625% due 4/1/11	123,438
300,000	B+	Senior Subordinated Debentures, 10.500% due 5/15/16	324,375
114,000	B	Dex Media East LLC/Dex Media East Finance Co., Senior Note, Series B, 12.125% due 11/15/12	133,950
600,000	B	Dex Media Inc., Discount Notes, step bond to yield 8.283% due 11/15/13	475,500

See Notes to Financial Statements.

Zenix Income Fund Inc. 2005 Semi-Annual Report         13

Schedule of Investments (September 30, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Media — 8.8% (continued)
$244,000	B	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13	$270,535
260,000	BB-	DirecTV Holdings LLC/DirecTV Financing Co., Senior Notes, 8.375% due 3/15/13	285,025
348,000	BB-	EchoStar DBS Corp., Senior Notes, 9.125% due 1/15/09	367,140
475,000	BBB+	Historic TW Inc., Senior Notes, 6.625% due 5/15/29	498,362
225,000	B-	Houghton Mifflin Co., Senior Discount Notes, step bond to yield 11.492% due 10/15/13	171,000
165,000	CCC+	Insight Communications Co. Inc., Senior Discount Notes, step bond to yield 13.748% due 2/15/11	169,125
525,000	B	Mediacom Broadband LLC, Senior Notes, 11.000% due 7/15/13	568,312
75,000	CCC+	NextMedia Operating Inc., Senior Subordinated Notes, 10.750% due 7/1/11	80,719
265,000	B	Radio One Inc., Senior Subordinated Notes, Series B, 8.875% due 7/1/11	282,887
795,000	B+	Rogers Cablesystems Ltd., Senior Subordinated Debentures, 11.000% due 12/1/15	845,681
98,000	B+	Yell Finance BV, Senior Discount Notes, step bond to yield 12.263% due 8/1/11	99,960
250,000	CCC	Young Broadcasting Inc., Senior Subordinated Notes, 8.750% due 1/15/14	223,125

		Total Media	8,035,065

Metal Fabricate – Hardware — 0.6%
275,000	B-	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	292,875
225,000	B-	Mueller Holdings Inc., Discount Notes, step bond to yield 15.005% due 4/15/14	165,375
100,000	CCC+	Wolverine Tube Inc., Senior Notes, 10.500% due 4/1/09	95,250

		Total Metal Fabricate – Hardware	553,500

Mining — 0.3%
225,000	BBB	Phelps Dodge Corp., Senior Notes, 8.750% due 6/1/11	263,659

Miscellaneous Manufacturing — 1.5%
220,000	NR	Aqua-Chem Inc., Senior Subordinated Notes, 11.250% due 7/1/08 (e)	187,000
200,000	B	Blount Inc., Senior Subordinated Notes, 8.875% due 8/1/12	214,000
275,000	B-	Invensys PLC, Senior Notes, 9.875% due 3/15/11 (d)	274,656
700,000	B-	KI Holdings Inc., Senior Discount Notes, step bond to yield 9.292% due 11/15/14	481,250
250,000	CCC+	Park-Ohio Industries Inc., Senior Subordinated Notes, 8.375% due 11/15/14	218,125

		Total Miscellaneous Manufacturing	1,375,031

Office Furnishings — 0.4%
300,000	B-	Interface Inc., Senior Notes, 10.375% due 2/1/10	325,500

Oil & Gas — 2.8%
		Chesapeake Energy Corp., Senior Notes:
625,000	BB	6.625% due 1/15/16	635,937
275,000	BB	6.250% due 1/15/18	270,875
198,000	B+	Magnum Hunter Resources Inc., Senior Notes, 9.600% due 3/15/12	215,820

See Notes to Financial Statements.

14         Zenix Income Fund Inc. 2005 Semi-Annual Report

Schedule of Investments (September 30, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Oil & Gas — 2.8% (continued)
$179,000	Aa3(a)	Pennzoil-Quaker State Co., Senior Notes, 10.000% due 11/1/08	$188,760
405,000	B+	Plains Exploration & Production Co., Senior Subordinated Notes, Series B, 8.750% due 7/1/12	439,425
90,000	B+	Pogo Producing Co., Senior Subordinated Notes, Series B, 8.250% due 4/15/11	94,950
400,000	B	Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12	434,000
		Vintage Petroleum Inc.:
215,000	BB-	Senior Notes, 8.250% due 5/1/12	231,125
50,000	B	Senior Subordinated Notes, 7.875% due 5/15/11	52,500

		Total Oil & Gas	2,563,392

Oil & Gas Services — 0.5%
300,000	B	Hanover Compressor Co., Senior Notes, 9.000% due 6/1/14	334,875
155,000	BB-	SESI LLC, Senior Notes, 8.875% due 5/15/11	164,300

		Total Oil & Gas Services	499,175

Packaging & Containers — 4.1%
400,000	D	Anchor Glass Container Corp., Senior Secured Notes, 11.000% due 2/15/13 (b)	258,000
187,000	B-	Berry Plastics Corp., Senior Subordinated Notes, 10.750% due 7/15/12	201,960
450,000	B-	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	425,250
250,000	B	Jefferson Smurfit Corp., Senior Notes, 8.250% due 10/1/12	236,250
		Owens-Brockway Glass Container Inc.:
250,000	B	6.750% due 12/1/14	242,500
600,000	BB-	Senior Secured Notes, 8.875% due 2/15/09	633,000
400,000	B+	Plastipak Holdings Inc., Senior Notes, 10.750% due 9/1/11	438,000
		Pliant Corp.:
175,000	CCC-	Senior Secured Second Lien Notes, 11.125% due 9/1/09	151,375
60,000	CCC-	Senior Subordinated Notes, 13.000% due 6/1/10	28,800
125,000	CCC-	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10	81,875
275,000	BBB	Sealed Air Corp., Notes, 6.950% due 5/15/09 (d)	292,008
700,000	B	Stone Container Finance Co. of Canada II, Senior Notes, 7.375% due 7/15/14	626,500
260,000	C	Tekni-Plex Inc., Senior Subordinated Notes, Series B, 12.750% due 6/15/10	145,600

		Total Packaging & Containers	3,761,118

Pharmaceuticals — 0.7%
200,000	CCC+	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	172,000
450,000	BB-	Valeant Pharmaceuticals International, Senior Notes, 7.000% due 12/15/11	445,500

		Total Pharmaceuticals	617,500

See Notes to Financial Statements.

Zenix Income Fund Inc. 2005 Semi-Annual Report         15

Schedule of Investments (September 30, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Pipelines — 4.5%
		Dynegy Holdings Inc.:
$1,000,000	CCC+	Debentures, 7.625% due 10/15/26	$930,000
525,000	B-	Second Priority Senior Secured Notes, 10.099% due 7/15/08 (c)(d)	557,812
1,425,000	B-	El Paso Corp., Medium-Term Notes, 7.750% due 1/15/32	1,442,812
		Williams Cos. Inc.:
		Notes:
600,000	B+	7.875% due 9/1/21	663,000
200,000	B+	8.750% due 3/15/32	237,000
275,000	B+	Senior Notes, 7.625% due 7/15/19	299,063

		Total Pipelines	4,129,687

REITs — 1.3%
		Host Marriott LP, Senior Notes:
515,000	B+	Series I, 9.500% due 1/15/07	541,394
200,000	B+	Series O, 6.375% due 3/15/15	195,000
50,000	CCC+	MeriStar Hospitality Corp., Senior Notes, 9.000% due 1/15/08	52,312
350,000	CCC+	MeriStar Hospitality Operating Partnership LP/MeriStar Hospitality Finance Corp., Senior Notes, 10.500% due 6/15/09	372,750

		Total REITs	1,161,456

Resorts/Casinos — 4.2%
370,000	B+	Ameristar Casinos Inc., Senior Subordinated Notes, 10.750% due 2/15/09	397,287
		Caesars Entertainment Inc., Senior Subordinated Notes:
200,000	BB+	8.875% due 9/15/08	219,250
100,000	BB+	7.875% due 3/15/10	109,250
455,000	BB+	8.125% due 5/15/11	509,031
		Hilton Hotels Corp.:
100,000	BBB-	Notes, 7.625% due 12/1/12	112,713
270,000	BBB-	Senior Notes, 7.950% due 4/15/07	282,076
350,000	B	Kerzner International Ltd., Senior Subordinated Notes, 6.750% due 10/1/15 (d)	340,812
375,000	B	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	363,750
		MGM MIRAGE Inc.:
475,000	BB	Senior Notes, 6.750% due 9/1/12	485,094
125,000	B+	Senior Subordinated Debentures, 7.625% due 7/15/13	130,625
		Senior Subordinated Notes:
155,000	B+	9.750% due 6/1/07	165,850
225,000	B+	8.375% due 2/1/11	243,000
340,000	B+	Series B, 10.250% due 8/1/07	367,200
125,000	B+	Station Casinos Inc., Senior Subordinated Notes, 6.875% due 3/1/16	127,344

		Total Resorts/Casinos	3,853,282

Retail — 3.9%
75,000	B-	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13 (d)	76,500
200,000	CCC+	Eye Care Centers of America Inc., Senior Subordinated Notes, 10.750% due 2/15/15 (d)	189,000

See Notes to Financial Statements.

16         Zenix Income Fund Inc. 2005 Semi-Annual Report

Schedule of Investments (September 30, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Retail — 3.9% (continued)
$300,000	BBB-	Gap Inc., Notes, 9.550% due 12/15/08	$337,819
425,000	B	Hines Nurseries Inc., Senior Subordinated Notes, 10.250% due 10/1/11	433,500
		J.C. Penney Co. Inc., Notes:
450,000	BB+	8.000% due 3/1/10	493,875
309,000	BB+	9.000% due 8/1/12	365,392
425,000	B-	Jean Coutu Group Inc., Senior Subordinated Notes, 8.500% due 8/1/14	425,000
150,000	B-	Neiman Marcus Group Inc., Senior Subordinated Notes, Series A, 10.375% due 10/15/15 (d)	150,000
245,000	B-	Rite Aid Corp., Notes, 7.125% due 1/15/07	247,756
209,000	B+	Saks Inc., Notes, 9.875% due 10/1/11	231,990
325,000	CCC+	Sbarro Inc., Senior Notes, 11.000% due 9/15/09	325,000
125,000	B-	Toys “R” Us Inc., Senior Notes, 7.375% due 10/15/18	100,625
225,000	B	VICORP Restaurants Inc., Senior Notes, 10.500% due 4/15/11	220,500

		Total Retail	3,596,957

Savings & Loans — 1.2%
1,000,000	CCC-	Ocwen Capital Trust I, Capital Securities, 10.875% due 8/1/27	1,050,000

Semiconductors — 0.5%
		Amkor Technology Inc.:
150,000	B-	Senior Notes, 9.250% due 2/15/08	141,375
374,000	CCC	Senior Subordinated Notes, 10.500% due 5/1/09	319,770

		Total Semiconductors	461,145

Telecommunications — 12.6%
		AirGate PCS Inc.:
100,000	B-	7.349% due 10/15/11 (c)	103,500
199,900	CCC	Senior Secured Subordinated Notes, 9.375% due 9/1/09	210,895
50,000	BB-	American Tower Corp., Senior Notes, 7.500% due 5/1/12	53,250
165,000	BB-	American Tower Escrow Corp., Discount Notes, zero coupon bond to yield 14.314% due 8/1/08	127,875
		AT&T Corp., Senior Notes:
425,000	BB+	7.300% due 11/15/11	480,781
225,000	BB+	9.750% due 11/15/31	286,031
300,000	B	Insight Midwest LP/Insight Capital Inc., Senior Notes, 10.500% due 11/1/10	316,500
150,000	B+	Intelsat Bermuda Ltd., Senior Notes, 8.695% due 1/15/12 (c)(d)	153,375
425,000	B	Intelsat Ltd., Senior Discount Notes, step bond to yield 9.098% due 2/1/15 (d)	282,625
450,000	CCC+	IWO Holdings Inc., Secured Notes, 7.349% due 1/15/12 (c)	470,250
1,150,000	B	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	1,012,000
50,000	B+	MCI Inc., Senior Notes, 8.735% due 5/1/14	55,875
		New Cingular Wireless Services Inc.:
700,000	A	Notes, 8.125% due 5/1/12	821,943
775,000	A	Senior Notes, 7.875% due 3/1/11	883,320
1,100,000	A-	Nextel Communications Inc., Senior Notes, Series E, 6.875% due 10/31/13	1,168,632

See Notes to Financial Statements.

Zenix Income Fund Inc. 2005 Semi-Annual Report         17

Schedule of Investments (September 30, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Telecommunications — 12.6% (continued)
$178,000	BB-	Nextel Partners Inc., Senior Notes, 12.500% due 11/15/09	$190,905
350,000	B-	Nortel Networks Corp., Notes, 6.875% due 9/1/23	327,250
50,000	B-	Nortel Networks Ltd., Notes, 6.125% due 2/15/06	50,250
155,000	B-	Northern Telecom Capital Corp., 7.875% due 6/15/26	152,675
50,000	B-	NTL Cable PLC, Senior Notes, 8.750% due 4/15/14	51,875
146,000	B+	PanAmSat Corp., Senior Notes, 9.000% due 8/15/14	154,760
735,000	BB-	Qwest Corp., Notes, 8.875% due 3/15/12	806,663
		Qwest Services Corp., Senior Secured Notes:
575,000	B	13.500% due 12/15/10	661,250
283,000	B	14.000% due 12/15/14	344,553
425,000	B-	SBA Communications Corp., Senior Notes, 8.500% due 12/1/12	464,313
		Sprint Capital Corp.:
900,000	A-	8.750% due 3/15/32	1,210,522
600,000	A-	Senior Notes, 6.875% due 11/15/28	664,808

		Total Telecommunications	11,506,676

Textiles — 0.3%
575,000	B-	Simmons Bedding Co., Senior Discount Notes, step bond to yield 10.006% due 12/15/14 (d)	307,625

Transportation — 0.2%
200,000	B+	General Maritime Corp., Senior Notes, 10.000% due 3/15/13	221,000

		TOTAL CORPORATE BONDS & NOTES (Cost — $78,333,651)	82,563,996

ASSET-BACKED SECURITY — 0.0%
Diversified Financial Services — 0.0%
1,723,537	D	Airplanes Pass-Through Trust, Series D, 10.875% due 3/15/12 (b)(c)(e)(f) (Cost — $1,843,305)	0

LOAN PARTICIPATION — 1.1%
Telecommunications — 1.1%
1,000,000		UPC Broadband Inc. Term Loan, Tranche H2, 1.000% due 3/15/12 (Bank of America) (g)(h) (Cost — $1,000,000)	1,012,187

Shares
COMMON STOCKS — 1.3%
CONSUMER STAPLES — 0.0%
Food Products — 0.0%
6,729		Aurora Foods Inc.* (e)(f)	0

FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
369		Outsourcing Solutions Inc.* (f)	1,567

INDUSTRIALS — 0.0%
Aerospace & Defense — 0.0%
287		Northrop Grumman Corp.	15,598

See Notes to Financial Statements.

18         Zenix Income Fund Inc. 2005 Semi-Annual Report

Schedule of Investments (September 30, 2005) (unaudited) (continued)

Shares	Security	Value

INFORMATION TECHNOLOGY — 0.1%
Communications Equipment — 0.1%
2,601	Motorola Inc.	$57,456

Semiconductors & Semiconductor Equipment — 0.0%
287	Freescale Semiconductor Inc., Class B Shares*	6,768

	TOTAL INFORMATION TECHNOLOGY	64,224

TELECOMMUNICATION SERVICES — 1.2%
Diversified Telecommunication Services — 0.5%
870	McLeodUSA Inc., Class A Shares*	24
20,691	Telewest Global Inc.*	474,859

	Total Diversified Telecommunication Services	474,883

Wireless Telecommunication Services — 0.7%
23,706	Alamosa Holdings Inc.*	405,609
9,016	Crown Castle International Corp.*	222,064

	Total Wireless Telecommunication Services	627,673

	TOTAL TELECOMMUNICATION SERVICES	1,102,556

	TOTAL COMMON STOCKS (Cost — $982,835)	1,183,945

CONVERTIBLE PREFERRED STOCK — 1.1%
TELECOMMUNICATION SERVICES — 1.1%
Wireless Telecommunication Services — 1.1%
600	Alamosa Holdings Inc., Cumulative Convertible, Series B, 7.500% due 7/31/13	765,375
4,800	Crown Castle International Corp., 6.250% due 8/15/12	249,600

	TOTAL CONVERTIBLE PREFERRED STOCK (Cost — $312,600)	1,014,975

Warrants
WARRANTS — 0.1%
165	American Tower Corp., expires 8/1/08* (d)	58,119
325	Cybernet Internet Services International Inc., expires 7/1/09* (e)(f)	0
265	GT Group Telecom Inc., Class B Shares, expires 2/1/10* (d)(e)(f)	0
335	Merrill Corp., Class B Shares, expires 5/1/09* (d)(e)(f)	0
175	Mueller Holdings Inc., expires 4/15/14* (d)	63,044
60	Pliant Corp., expires 6/1/10* (d)(e)(f)	1
1,300	RSL Communications Ltd., expires 11/15/06* (e)(f)	0

	TOTAL WARRANTS (Cost — $179,481)	121,164

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $82,651,872)	85,896,267

See Notes to Financial Statements.

Zenix Income Fund Inc. 2005 Semi-Annual Report         19

Schedule of Investments (September 30, 2005) (unaudited) (continued)

Face Amount	Security	Value
SHORT-TERM INVESTMENT — 5.7%
Repurchase Agreement — 5.7%
$5,155,000	Interest in $510,942,000 joint tri-party repurchase agreement dated 9/30/05 with Goldman, Sachs & Co., 3.850% due 10/3/05, Proceeds at maturity — $5,156,654; (Fully collateralized by various U.S. Treasury obligations, 2.000% to 4.250% due 1/15/07 to 4/15/32; Market value — $5,258,103) (Cost — $5,155,000)	$5,155,000

	TOTAL INVESTMENTS — 100.0% (Cost — $87,806,872#)	$91,051,267

*	Non-income producing security.
‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted. All ratings are unaudited.
(a)	Rating by Moody’s Investors Service. All ratings are unaudited.
(b)	Security is currently in default.
(c)	Variable rate security. Coupon rates disclosed is that which is in effect at September 30, 2005.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors unless otherwise noted.
(e)	Illiquid security.
(f)	Security is valued in good faith at fair value by or under the direction of the Board of Directors.
(g)	The maturity date represents the latest maturity date.
(h)	Interest rate represents the effective rate on the loan/debt security.
#	Aggregate cost for federal income tax purposes is substantially the same.

See page 21 for definitions of ratings.

Abbreviation used in this schedule:
REIT—Real Estate Investment Trust

See Notes to Financial Statements.

20         Zenix Income Fund Inc. 2005 Semi-Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. ”BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated ”A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” are generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR	— Indicates that the bond is not rated by either Standard & Poor’s, Moody’s, or Fitch.

Zenix Income Fund Inc. 2005 Semi-Annual Report         21

Statement of Assets and Liabilities (September 30, 2005) (unaudited)

ASSETS:
Investments, at value (Cost — $87,806,872)	$91,051,267
Dividends and interest receivable	1,722,054
Prepaid expenses	43,343

Total Assets	92,816,664

LIABILITIES:
Due to custodian	721,060
Payable for securities purchased	150,000
Investment advisory fee payable	37,863
Administration fee payable	15,276
Distributions payable to Auction Rate Cumulative Preferred Stockholders	13,692
Directors’ fees payable	5,867
Distributions payable	18
Accrued expenses	134,184

Total Liabilities	1,077,960

Auction Rate Cumulative Preferred Stock (2,400 shares authorized; 1,400 shares issued and outstanding at $25,000 per share) (Note 4)	35,000,000

Total Net Assets	$56,738,704

NET ASSETS:
Par value ($0.01 par value; 18,806,311 shares issued and outstanding; 250,000,000 shares authorized)	$188,063
Paid-in capital in excess of par value	107,811,317
Overdistributed net investment income	(267,378)
Accumulated net realized loss on investments and foreign currency transactions	(54,237,693)
Net unrealized appreciation on investments	3,244,395

Total Net Assets	$56,738,704

Shares Outstanding	18,806,311

Net Asset Value	$3.02

See Notes to Financial Statements.

22         Zenix Income Fund Inc. 2005 Semi-Annual Report

Statement of Operations (For the six months ended September 30, 2005) (unaudited)

INVESTMENT INCOME:
Interest	$3,860,869
Dividends	13,428

Total Investment Income	3,874,297

EXPENSES:
Investment advisory fee (Note 2)	230,674
Administration fee (Note 2)	92,270
Auction participation fees (Note 4)	56,133
Audit and tax	38,321
Transfer agent fees	30,358
Directors’ fees	29,974
Shareholder reports	28,127
Custody fees	27,326
Legal fees	19,618
Listing fees	11,404
Insurance	1,759
Miscellaneous expenses	1,067

Total Expenses	567,031

Net Investment Income	3,307,266

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investments	558,326
Foreign currency transactions	(13,914)

Net Realized Gain	544,412

Change in Net Unrealized Appreciation/Depreciation From Investments	(630,282)

Net Loss on Investments and Foreign Currency Transactions	(85,870)

Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Note 1)	(584,388)

Increase in Net Assets From Operations	$2,637,008

See Notes to Financial Statements.

Zenix Income Fund Inc. 2005 Semi-Annual Report         23

Statements of Changes in Net Assets

For the six months ended September 30, 2005 (unaudited) and the year ended March 31, 2005

	September 30	March 31
OPERATIONS:
Net investment income	$3,307,266	$6,822,820
Net realized gain	544,412	1,815,472
Change in net unrealized appreciation/depreciation	(630,282)	(3,296,586)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(584,388)	(659,241)
Increase from payment by affiliate	—	43,400

Increase in Net Assets From Operations	2,637,008	4,725,865

DISTRIBUTIONS PAID TO COMMON STOCK SHAREHOLDERS FROM (NOTE 1):
Net investment income	(2,969,708)	(6,782,963)

Decrease in Net Assets From Distributions to Common Stock Shareholders	(2,969,708)	(6,782,963)

FUND SHARE TRANSACTIONS (NOTE 5):
Reinvestment of distributions	508,837	1,348,583

Increase in Net Assets From Fund Share Transactions	508,837	1,348,583

Increase (Decrease) in Net Assets	176,137	(708,515)
NET ASSETS:
Beginning of period	56,562,567	57,271,082

End of period*	$56,738,704	$56,562,567

* Includes overdistributed net investment income of:	$(267,378)	$(20,548)

See Notes to Financial Statements.

24         Zenix Income Fund Inc. 2005 Semi-Annual Report

Financial Highlights

For a share of common stock outstanding throughout each year ended March 31, unless otherwise noted:

	2005(1)(2)		2005(2)		2004	2003	2002		2001
Net Asset Value, Beginning of Period	$3.03		$3.14		$2.63	$2.95	$3.97		$5.02

Income (Loss) From Operations:
Net investment income	0.18		0.37		0.41	0.44	0.61	(4)	0.88
Net realized and unrealized gain (loss)	0.00	(3)	(0.07)		0.54	(0.27)	(0.98	)(4)	(1.00)
Distributions paid to 7.00% Cumulative Preferred Stock Shareholders from net investment income	—		—		—	—	—		(0.04)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(0.03)		(0.04)		(0.02)	(0.04)	(0.09)		(0.23)

Total Income (Loss) From Operations	0.15		0.26		0.93	0.13	(0.46)		(0.39)

Underwriting Commission and Expenses of Issuance of Auction Rate Cumulative Preferred Stock	—		—		—	—	—		(0.05)

Change in Undeclared Distributions on Auction Rate Cumulative Preferred Stock	—		—		—	—	0.00	(3)	0.04

Distributions Paid to Common Stock Shareholders From:
Net investment income	(0.16)		(0.37)		(0.39)	(0.40)	(0.51)		(0.62)
Return of capital	—		—		(0.03)	(0.05)	(0.05)		(0.03)

Total Distributions Paid to Common Stock Shareholders	(0.16)		(0.37)		(0.42)	(0.45)	(0.56)		(0.65)

Net Asset Value, End of Period	$3.02		$3.03		$3.14	$2.63	$2.95		$3.97

Market Value, End of Period	$3.15		$3.22		$3.99	$3.66	$3.61		$4.82

Total Return, Based on Market Value(5)(6)	2.99%		(10.37	)%(7)	21.98%	18.06%	(13.20)%		25.02%

Total Return, Based on Net Asset Value(5)(6)	4.94%		7.17	%(7)	33.59%	3.81%	(13.88)%		(8.97)%

Net Assets, End of Period (000s)	$56,739		$56,563		$57,271	$46,833	$50,761		$65,634

Ratios to Average Net Assets Based on Common Shares Outstanding(8):
Expenses	1.98	%(9)	2.14%		2.30%	2.82%	2.81%		2.14	%(10)#
Net investment income	11.57	(9)	11.85		13.48	17.52	22.85	(4)	19.12	#

Portfolio Turnover Rate	9%		29%		31%	73%	82%		85%

(1)	For the six months ended September 30, 2005 (unaudited).
(2)	Per share amounts have been calculated using the average shares method.
(3)	Amount represents less than $0.01 per share.
(4)	Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 23.03%. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

See Notes to Financial Statements.

Zenix Income Fund Inc. 2005 Semi-Annual Report         25

Financial Highlights (continued)

(6)	The total return calculation assumes that dividends are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
(7)	The investment adviser fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.
(8)	Calculated on the basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
(9)	Annualized.
(10)	The investment adviser voluntarily waived a portion of its fees for the year ended March 31, 2001. If such fees had not been voluntarily waived, the actual expense ratio would have been 2.21%.
#	Amount has been reclassified to conform to current year presentation.

The table below sets out information with respect to Auction Rate Cumulative Preferred Stock as of March 31, unless otherwise noted:

	2005(1)	2005	2004	2003	2002	2001
Auction Rate Cumulative Preferred Stock: (11) (12) (13) (14)
Total Amount Outstanding (000s)	$35,000	$35,000	$35,000	$35,000	$40,000	$50,000
Asset Coverage Per Share	65,528	65,402	65,908	58,452	56,726	57,828
Involuntary Liquidating Preference Per Share(15)	25,000	25,000	25,000	25,000	25,000	25,000
Average Market Value Per Share(15)	25,000	25,000	25,000	25,000	25,000	25,000

(11)	On April 14, 2000, the Fund issued 2,400 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share.
(12)	On December 27, 2000, the Fund redeemed 400 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share.
(13)	On October 30, 2001, the Fund redeemed 400 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share.
(14)	On August 28, 2002, the Fund redeemed 200 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share.
(15)	Excludes accrued interest or accumulated undeclared distributions.

See Notes to Financial Statements.

26         Zenix Income Fund Inc. 2005 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

The Zenix Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek high current income by investing in a diversified portfolio of high-yield, lower rated fixed income securities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method.

(c) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(d) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

Zenix Income Fund Inc. 2005 Semi-Annual Report         27

Notes to Financial Statements (unaudited) (continued)

The Fund will assume the credit risk of both the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(e) Credit and Market Risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(f) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

In addition, the holders of Auction Rate Cumulative Preferred Stock shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of monies legally available to shareholders.

(g) Net Asset Value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday). It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities and, (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Stock.

(h) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

28         Zenix Income Fund Inc. 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2.	Investment Advisory Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.50% of the Fund’s average daily net assets. For purposes of calculating the advisory fee, the liquidation value of any preferred stock of the Fund is not deducted in determining the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets. For purposes of calculating this fee, the liquidation value of any preferred stock of the Fund is not deducted in determining the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Certain officers and one Director of the Fund are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the six months ended September 30, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$7,832,840

Sales	9,153,349

At September 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$7,657,390
Gross unrealized depreciation	(4,412,995)

Net unrealized appreciation	$3,244,395

Zenix Income Fund Inc. 2005 Semi-Annual Report         29

Notes to Financial Statements (unaudited) (continued)

4.	Auction Rate Cumulative Preferred Stock

As of September 30, 2005, the Fund had 1,400 outstanding shares of Auction Rate Cumulative Preferred Stock (“ARCPS”). The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically seven days. Dividend rates ranged from 2.95% to 3.81% for the six months ended September 30, 2005.

The ARCPS are redeemable under certain conditions by the Fund, at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, currently acts as the broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent pays to the participating broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of ARCPS that the broker/dealer places at auction. For the six months ended September 30, 2005, CGM earned $56,133 as the lead participating broker/dealer.

5.	Common Stock

Common stock transactions were as follows:

	Six Months Ended September 30, 2005		Year Ended March 31, 2005
	Shares	Amount	Shares	Amount
Shares issued on reinvestment	166,034	$508,837	385,800	$1,348,583

6.	Capital Loss Carryforward

As of March 31, 2005, the Fund had, for federal income tax purposes, a net capital loss carryforward of $54,637,545, of which $34,327 expires in 2007, $6,786,678 expires in 2008, $12,670,390 expires in 2009, $26,209,579 expires in 2010, $7,861,753 expires in 2011, and $1,074,818 expires in 2012. These amounts will be available to offset any future taxable capital gains.

7.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999

30         Zenix Income Fund Inc. 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by Citigroup and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGM to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citi-group instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

The Fund did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

Zenix Income Fund Inc. 2005 Semi-Annual Report         31

Notes to Financial Statements (unaudited) (continued)

The Fund has received information from CAM concerning SBFM, an investment advisory company that is part of CAM. The information received from CAM is as follows:

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment advisory services relating to the Fund.

The Commission staff ‘s recent notification will not affect the sale by Citigroup of substantially all of CAM’s worldwide business to Legg Mason, Inc. (“Legg Mason”), which Citigroup continues to expect will occur in the fourth quarter of this year.

8.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, CAM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

9.	Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason.

As part of this transaction, (the “Transaction”) SBFM (the “Adviser”), currently an indirect wholly-owned subsidiary of Citigroup, would become an indirect wholly-owned subsidiary of Legg Mason. The Adviser is the investment adviser to the Fund.

The Transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

32         Zenix Income Fund Inc. 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Under the 1940 Act, consummation of the Transaction will result in the automatic termination of the investment advisory agreement between the Fund and the Adviser. Therefore, the Fund’s Board of Directors has approved a new investment advisory agreement between the Fund and the Adviser to become effective upon the closing of the sale to Legg Mason. The new investment advisory agreement has been presented to the shareholders of the Fund for their approval.

Zenix Income Fund Inc. 2005 Semi-Annual Report         33

Board Approval of Management Agreement (unaudited)

Zenix Income Fund Inc.

At a meeting of the Fund’s Board of Directors, the Board considered the re-approval for an annual period of the Fund’s management agreement (the “Agreement”), pursuant to which Smith Barney Fund Management LLC (the “Manager”) provides the Fund with investment advisory and administrative services. The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager. The Independent Directors requested and received information from the Manager they deemed reasonably necessary for their review of the Agreement and the performance of the Manager. Prior to the Board’s deliberations, Citigroup had announced an agreement to sell the Manager to Legg Mason, which, subject to certain approvals, was expected to be effective later in the year. Consequently, representatives of Legg Mason discussed with the Board Legg Mason’s intentions regarding the preservation and strengthening of the Manager’s business. The Independent Directors also requested and received certain assurances from senior management of Legg Mason regarding the continuation of the level of services provided to the Fund and its shareholders should the sale of the Manager be consummated. At another Board meeting, representatives of Citigroup Asset Management (“CAM”) and Legg Mason made additional presentations to and responded to further questions from the Board regarding Legg Mason’s acquisition of the Manager. After considering these presentations and reviewing additional written materials provided by CAM and Legg Mason, the Board, including the Independent Directors, approved, subject to shareholder approval, a new Agreement permitting the Manager to continue to provide its services to the Fund after consummation of the sale of the Manager to Legg Mason.

In voting to approve the Agreement, the Independent Directors considered whether the approval of the Agreement would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Analysis of the Nature, Extent and Quality of the Services provided to the Fund

The Board received a presentation from representatives of the Manager regarding the nature, extent and quality of services provided to the Fund and other funds in the CAM fund complex. In addition, the Independent Directors received and considered other information regarding the services provided to the Fund by the Manager under the Agreement during the past year, including a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the CAM fund complex, including the scope and

34         Zenix Income Fund Inc. 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

quality of the investment management and other capabilities of the Manager and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting the Manager and the CAM fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, comprised of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Agreement by the Manager.

Fund Performance

The Board received and reviewed performance information for the Fund and for a group of comparable funds (the “Performance Universe”) selected by Lipper Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also was provided with information comparing the Fund’s performance since its inception to the Lipper category averages. The Board members noted that they had also received and discussed with management information at periodic intervals comparing the Fund’s performance against its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe, consisting of all closed-end funds classified as “leveraged high yield funds” by Lipper, was for the one-, three-, five- and ten-year periods ended March 31, 2005. The Fund performed below the median for the one- and five-year periods and slightly below the median for the

Zenix Income Fund Inc. 2005 Semi-Annual Report         35

Board Approval of Management Agreement (unaudited) (continued)

ten-year period. The Fund performed better than the median for the three-year period, in fact, the Fund’s performance ranked it in the 1st quintile of the Performance Universe. The Board also reviewed performance information provided by the Manager for periods ended June 2005, which showed the Fund’s performance was better than the Lipper category average during the second quarter. The Board noted that the Fund’s portfolio management team assumed responsibility for managing the Fund’s investments in July 2002. The Board members then discussed with the Fund’s portfolio managers their portfolio management strategy and the performance results of the Fund. The Board members noted that the portfolio managers are very experienced with an excellent long-term track record, and expressed their confidence in the Fund’s portfolio management team. Based on its review, the Board generally was satisfied with the Fund’s performance under the management team.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) on the Fund’s common assets and common and leveraged assets payable by the Fund to the Manager for investment advisory and administrative services in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered the actual fee rate on the Fund’s common assets exclusive of leveraged assets (the “Actual Management Fee”).

Additionally, the Board received and considered information comparing the Fund’s Contractual and Actual Management Fees and the Fund’s overall expense ratios for common assets and common and leveraged assets with those of funds in both the relevant expense group (the “Expense Group”) and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding the fees the Manager charged any of its other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratios to its Expense Group, consisting of ten closed-end funds (including the Fund) classified as “leveraged high yield funds” by Lipper, showed that the Fund’s Contractual Management Fees on the Fund’s common assets and common and leveraged assets were at the median of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s Actual Management Fee was higher

36         Zenix Income Fund Inc. 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

than the median of management fees paid by the other funds in the Expense Group based on Common Assets. The Board noted that the Fund’s actual total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group based on common assets and common and leveraged assets.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative management fee structures would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

The Board noted that as a closed-end fund, the Fund’s ability to increase its asset level was limited and that a discussion of economies of scale typically is predicated on increasing assets. The Board also considered the Manager’s agreement to reduce its fee and the effect such reduction would have on the total expense ratio of the Fund. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of the Manager’s relationship with the Fund, including any soft dollar arrangements, receipt of brokerage commissions and the opportunity to offer additional products and services to Fund shareholders.

Zenix Income Fund Inc. 2005 Semi-Annual Report         37

Board Approval of Management Agreement (unaudited) (continued)

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Board members approved the Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Agreement.

Approval of the New Agreement

The Board, including the Independent Directors, approved a new Agreement to take effect if shareholders approve the new Agreement and Legg Mason acquires the Manager (the “Transaction”). Such approval was based on a number of factors, including Legg Mason’s assurances regarding the continuation of the level of services provided after the Transaction. In addition, the Board took note of the materials provided in connection with their annual approval of the agreements, and several of the factors discussed above continued to be relevant to the Board’s deliberations regarding the new Agreements. The Board also considered the following:

(i) materials provided by management regarding Legg Mason and the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board members that it intends to combine the fixed income investment operations of CAM (which would include the Fund’s investment management team) with those of Western Asset, and that it is expected that the combination process will result in changes to the Fund’s portfolio management team;

(iii) that representatives of CAM and Legg Mason advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Manager, including compliance services;

(iv) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

(v) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered; and

(vi) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the new Agreement, but will remain the same.

Based on their review of the materials provided and the assurances they had received from senior management of CAM and Legg Mason, the Board members determined that the Transaction was not expected to adversely affect the nature, extent and quality of

38         Zenix Income Fund Inc. 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

services provided by the Manager and that the Transaction was not expected to have a material adverse effect on the ability of the Manager to provide those services. The Board members considered Legg Mason’s advice that it intends to combine the fixed income investment operations of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries. The Board members noted that Western Asset is an experienced and respected institutional asset manager that focuses on managing fixed income assets on behalf of institutional separate accounts, retirement plans and other institutional investors, including mutual funds. The Board members further noted that, as of June 30, 2005, Western Asset managed approximately $230 billion in assets on behalf of its clients. The Board members considered Legg Mason’s advice that, after the closing of the sale, Legg Mason will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Manager, which, among other things, may involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources. The Board considered the likelihood that the Fund’s portfolio management team may not remain with CAM or join the Western Asset organization, and requested and received assurances from senior management of Legg Mason and Western Asset as to Western Asset’s resources and experience in managing investment asset classes similar to those in the Fund’s portfolio. Accordingly, the Board members concluded that, overall, they were satisfied at the present time with assurances from Legg Mason and CAM as to the expected nature, extent and quality of the services to be provided to the Fund under the new Agreement.

In evaluating the costs of the services to be provided by the Manager under the new Agreement and the profitability to the Manager resulting from its relationship with the Fund, the Board members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from senior management of CAM and Legg Mason, the Board members determined that the Transaction would not increase the total fees payable for advisory and administrative services and that overall Fund expenses were not expected to increase materially as a result of the Transaction. The Board members noted that it was not possible to predict how the Transaction would affect the profitability to the Manager from its relationship with the Fund, but that they had been satisfied in their most recent review of the current Agreement that the level of profitability from their relationship with the Fund was not excessive.

In evaluating the fall-out benefits to be received by the Manager under the new Agreement, the Board members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the current Agreement. The Board members determined that those benefits could include an increased ability for Legg Mason to distribute shares of its current funds and other investment products and to obtain research services using the Fund’s portfolio transaction brokerage. The Board members noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Zenix Income Fund Inc. 2005 Semi-Annual Report         39

Board Approval of Management Agreement (unaudited) (continued)

In reviewing the Transaction, the Board members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the assurances they had received from senior management of CAM and Legg Mason, the Board members determined that as a result of the Transaction, the Fund’s total advisory and administrative fees would not increase. The Board members concluded that because the advisory and administrative fees for the Fund were not expected to increase as a result of the Transaction, the Fund’s fees for advisory and administrative services remain appropriate and that no additional fee reductions were necessary at this time.

Finally, the Board members noted Legg Mason’s considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

40         Zenix Income Fund Inc. 2005 Semi-Annual Report

Financial Data (unaudited)

For a share of common stock outstanding throughout each period:

Record Date	Payable Date	NYSE Closing Price*	Net Asset Value*	Dividend Paid	Dividend Reinvestment Price
Fiscal Year 2004
4/22/03	4/25/03	$3.670	$2.73	$0.0375	$3.487
5/27/03	5/30/03	3.750	2.84	0.0375	3.563
6/24/03	6/27/03	4.080	2.97	0.0375	3.876
7/22/03	7/25/03	3.850	2.96	0.0375	3.658
8/26/03	8/29/03	3.600	2.85	0.0375	3.420
9/23/03	9/26/03	3.730	2.95	0.0325	3.544
10/28/03	10/31/03	3.700	3.01	0.0325	3.515
11/24/03	11/28/03	3.920	3.04	0.0325	3.724
12/22/03	12/26/03	4.000	3.13	0.0325	3.800
1/27/04	1/30/04	4.170	3.23	0.0325	3.962
2/24/04	2/27/04	4.050	3.12	0.0325	3.848
3/23/04	3/26/04	4.070	3.12	0.0325	3.867
Fiscal Year 2005
4/27/04	4/30/04	3.620	3.11	0.0325	3.439
5/25/04	5/28/04	3.520	2.97	0.0325	3.344
6/22/04	6/25/04	3.640	3.01	0.0325	3.458
7/27/04	7/30/04	3.760	3.02	0.0325	3.572
8/24/04	8/27/04	3.880	3.06	0.0325	3.686
9/21/04	9/24/04	3.880	3.11	0.0325	3.686
10/26/04	10/29/04	3.980	3.14	0.0325	3.781
11/22/04	11/26/04	3.970	3.19	0.0325	3.772
12/28/04	12/31/04	3.520	3.21	0.0270	3.344
1/25/05	1/28/05	3.470	3.17	0.0270	3.297
2/22/05	2/25/05	3.480	3.20	0.0270	3.306
3/21/05	3/24/05	3.370	3.10	0.0270	3.202
Fiscal Year 2006
4/26/05	4/29/05	3.110	2.99	0.0270	2.955
5/24/05	5/27/05	3.110	2.93	0.0270	2.955
6/21/05	6/24/05	3.240	3.03	0.0270	3.078
7/26/05	7/29/05	3.420	3.09	0.0270	3.249
8/23/05	8/26/05	3.370	3.10	0.0270	3.202
9/27/05	9/30/05	3.140	3.03	0.0237	2.983

*	As of record date.

Zenix Income Fund Inc. 2005 Semi-Annual Report         41

Additional Shareholder Information (unaudited)

Result of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Zenix Income Fund Inc. was held on July 27, 2005, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of Directors

Nominees	Common Shares Voted For Election	Common Shares Withheld	Preferred Shares For Election	Preferred Shares Withheld
Dwight B. Crane	17,225,386.269	285,944.441	N/A	N/A
Paolo M. Cucchi	17,218,788.269	292,542.441	N/A	N/A
Robert A. Frankel	N/A	N/A	1,398	2
R. Jay Gerken	17,227,068.269	284,262.441	1,398	2
Paul Hardin	17,208,836.269	302,494.441	1,398	2
William R. Hutchinson	N/A	N/A	1,398	2
George M. Pavia	17,192,632.685	318,698.025	1,398	2

42         Zenix Income Fund Inc. 2005 Semi-Annual Report

Dividend Reinvestment Plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Inc. (“PFPC”) as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the Common Stock is equal to or exceeds 98% of the net asset value per share of the Common Stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of Common Stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the Common Stock.

If the market price of the Common Stock is less than 98% of the net asset value of the Common Stock at the time of valuation (which is the close of business on the determination date), PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the Common Stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the Common Stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at such net asset value. PFPC will begin to purchase Common Stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

Zenix Income Fund Inc. 2005 Semi-Annual Report         43

Dividend Reinvestment Plan (unaudited) (continued)

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1 (800) 331-1710.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

44         Zenix Income Fund Inc. 2005 Semi-Annual Report

Zenix Income Fund Inc.

DIRECTORS

Dwight B. Crane

Paolo M. Cucchi

Robert A. Frankel

R. Jay Gerken, CFA

Chairman

Paul Hardin

William R. Hutchinson

George M. Pavia

OFFICERS

R. Jay Gerken, CFA

President and Chief Executive Officer

Andrew B. Shoup

Senior Vice President and
Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer
and Treasurer

Beth A. Semmel, CFA

Vice President and Investment Officer

Peter J. Wilby, CFA

Vice President and Investment Officer

Andrew Beagley

Chief Compliance Officer

OFFICERS (continued)

Steven Frank

Controller

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT ADVISER

AND ADMINISTRATOR

Smith Barney Fund
Management LLC

399 Park Avenue

New York, New York 10022

CUSTODIAN

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

TRANSFER AGENT

PFPC Inc.

P.O. Box 43027

Providence, Rhode Island

02940-3027

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is transmitted to the shareholders of the Zenix Income Fund Inc. This is not a Prospectus, circular or representation intended for use in the purchase of shares of the Fund or of any securities mentioned in this report.

www.citigroupam.com

©2005 Citigroup Global Markets Inc.

Member NASD, SIPC

FD01206 11/05	05-9305

ZENIX INCOME FUND INC.

ZENIX INCOME FUND INC.

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most-recent 12-month period ended June 30, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) Not applicable.

(b) Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Zenix Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Zenix Income Fund Inc.

Date:	December 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Zenix Income Fund Inc.

Date:	December 8, 2005

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Zenix Income Fund Inc.

Date:	December 8, 2005